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                                                                    EXHIBIT 99.1



Contacts:         David A. Slack, CFO
                  Michael T. Perkins, Manager of Investor Relations
                  (708) 867-9600

STRATOS FILES ITS REGISTRATION STATEMENT FOR THE PROPOSED STERLING TRANSACTION

CHICAGO (August 27, 2003) -- Stratos Lightwave, Inc., (NASDAQ: STLW) a leading supplier of optical subsystems and optical components, today announced that it filed its Registration Statement with the Securities and Exchange Commission
(SEC) relating to the proposed merger with Sterling Holding Company. The filing seeks to register the Stratos Lightwave shares issuable in the proposed acquisition that was announced on July 2, 2003.

Following completion of the SEC's review of the Registration Statement, each company intends to schedule a shareholder meeting to vote on the proposed combination. The companies currently anticipate that this vote will occur during the second half of calendar 2003, depending on the timing of the SEC review process.

ABOUT STRATOS LIGHTWAVE

Stratos Lightwave, Inc. (NASDAQ: STLW) develops, manufactures and sells optical subsystems and components for high data rate networking, data storage, military, harsh environment, television/broadcast and telecommunications applications. These optical subsystems are used in local area networks (LANs), storage area networks (SANs), metropolitan area networks (MANs), wide area networks (WANs), and central office networking in the telecommunications market. The company also designs, manufactures, and sells a full line of optical components and cable assemblies for use in these networks.

THIS IS NOT A PROXY SOLICITATION

This communication is not a solicitation of a proxy from any security holder of Stratos or Sterling Holding, and Stratos will be filing with the SEC a definitive joint proxy statement/prospectus to be mailed to security holders and other relevant documents concerning the planned merger of Sterling Holding with a subsidiary of Stratos. WE URGE INVESTORS TO READ THE DEFINITIVE VERSION OF THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Stratos will be available free of charge from Stratos Investor Relations, 7444
W. Wilson Avenue, Chicago, Illinois 60706-4549.



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Stratos and its directors and executive officers and other members of its management and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of Stratos in connection with the merger. Information about the directors and executive officers of Stratos and their ownership of Stratos stock is set forth in the Registration Statement filed with SEC in connection with the merger.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. When available, copies of the joint proxy statement/prospectus may be obtained from Stratos Investors Relations at the address set forth above.

NOTICE TO INVESTORS, PROSPECTIVE INVESTORS AND THE INVESTMENT COMMUNITY CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains statements regarding the proposed merger of Stratos Lightwave, Inc. and Sterling Holding Company, which are not historical facts, including expectations of when the transaction may close. All such forward-looking statements are based on information available to Stratos as of the date hereof and we assume no obligation to update such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those predicted, including the risks and uncertainties described from time to time in Stratos' public filings with the United States Securities and Exchange Commission.

For additional information contact Stratos Lightwave at 7444 W. Wilson Ave., Chicago, IL USA 60706-4549; Tel: 708.867.9600. Fax: 708.867.0996